John Hancock Variable Insurance Trust
Supplement dated September 4, 2012
to the Prospectus dated April 30, 2012
American Global Growth Trust
Robert W. Lovelace no longer serves as a portfolio counselor to the American Funds Insurance Series Global Growth Fund. Martin Jacobs, Steven T. Watson and Paul A. White will continue to serve as portfolio counselors to the fund.